EXHIBIT 10.33

                            INDEMNIFICATION AGREEMENT

            This INDEMNIFICATION AGREEMENT dated as of November 8, 2002 by and between MediaBay, Inc., a Florida corporation (the "Company") and MEH Consulting Services, Inc. (the "Consultant") and Michael Herrick ("Herrick").

                              W I T N E S S E T H:

            WHEREAS, the Company entered into a consulting agreement with Consultant to utilize the services of the Consultant from time to time; and

            WHEREAS, the Consultant will cause Herrick to perform services for or on behalf of the Company as a consultant; and

            WHEREAS, each of the Consultant and Herrick wishes to be indemnified and held harmless by the Company for any claim, losses, damages or expenses the Consultant or Herrick may incur in connection with the performance of services on behalf of the Company and the Company has agreed to provide the Consultant and Herrick with such indemnification.

            NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

      1. To the maximum extent permitted under the corporate laws of the State of Florida or, if more favorable, the Articles of Incorporation and/or By-Laws of the Company as in effect on the date of this Agreement, (a) each of the Consultant, its officers, directors, employees and agents, and Herrick (collectively, the "Consultant Parties") shall be indemnified and held harmless by the Company, as provided under such corporate laws or such Articles of Incorporation and/or By-Laws, as applicable, for any and all actions taken or matters undertaken, directly or indirectly, in the performance, in connection with any services performed by or on behalf of the Company at the Company's request, and (b) without limiting clause (a), the Company shall indemnify and hold harmless the Consultant Parties from and against (i) any claim, loss, liability, obligation, damage, cost, expense, action, suit, proceeding or cause of action (collectively, "Claims") arising from or out of or relating to the Consultant's acting, in connection with any services performed by or on behalf of the Company or in any other capacity, and (ii) any cost or expense (including, without limitation, reasonable fees and disbursements of counsel for the Consultant Parties in the event that the defense of such Claim is not assumed by the Company) (collectively, "Expenses") incurred by the Consultant Parties in connection with the defense or investigation thereof. The Company shall have the right to assume the defense of any action for a Claim made against the Consultant Parties; provided that counsel selected by the Company is satisfactory to the Consultant. The Consultant Parties shall have the right to employ separate counsel in the event the Company does not assume defense of any action for a Claim made against a Consultant Party. If any Claim is asserted or other matter arises with respect to


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which any Consultant Party believes in good faith the Consultant Party is entitled to indemnification as contemplated hereby, the Company shall pay the Expenses incurred by the Consultant Party in connection with the defense or investigation of such Claim or matter (or cause such Expenses to be paid) on a monthly basis.

            2. The Consultant Parties shall notify the Company of any Claim as to which the Consultant Parties have received written notice and which may be the subject of a claim for indemnification under this Agreement; provided, however, that the failure to notify the Company shall not release the Company of its obligations under this Agreement unless and to the extent it is materially prejudiced thereby.

            3. This Agreement may not be amended, terminated or otherwise modified or rescinded except in a writing signed by the Company, the Consultant and Herrick.

            4. Nothing in this Agreement shall constitute the Consultant as an employee of the Company. Except as might hereinafter be expressly agreed, the Consultant shall not have the authority to bind, obligate or commit the Company in every manner whatsoever.

            5. Nothing in this Agreement shall confer upon the Consultant the right to compensation from the Company or any subsidiary for any services to be performed.

            6. This Agreement shall be binding upon the Company and its successors and assigns.

            7. This Agreement shall be governed by the laws of the State of Florida applicable to contracts made and to be performed therein.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                               MEDIABAY, INC.


                                               By:  /s/ John F. Levy
                                                    ----------------------------
                                                    Executive Vice President and
                                                    Chief Financial Officer


                                               MEH CONSULTING SERVICES, INC.


                                                    /s/ Michael Herrick
                                                    ----------------------------
                                                    Michael Herrick, President


                                               MICHAEL HERRICK


                                                    /s/ Michael Herrick
                                                    ----------------------------
                                                    Michael Herrick

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